 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Ave
San Jose,	California	95119
(Address of principal executive offices, including Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed in a Form 12b-25 Notification of Late Filing (the “12b-25”) filed by Infinera Corporation (the “Company”) on May 10, 2024, the Company is delayed in filing its Quarterly Report on Form 10-Q for the quarter ended March 30, 2024 (the “Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”).
On May 15, 2024, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company is delinquent in filing its Form 10-Q, the Company remains in noncompliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. As previously disclosed on a Current Report on Form 8-K filed with the SEC on March 15, 2024, the Company previously received a notice from Nasdaq indicating that as a result of not having timely filed its Annual Report on Form 10-K for the period ended December 30, 2023 (the “Form 10-K”), the Company was not in compliance with the Rule. The Company filed the Form 10-K with the SEC on May 17, 2024.
In accordance with the Notice, the Company has until May 31, 2024 to submit an update to the plan of compliance previously submitted to Nasdaq (the “Plan Update”) addressing how it intends to regain compliance with the Rule, and until September 11, 2024, which is 180 calendar days from the due date of the Form 10-K, to regain compliance. The Notice will have no immediate effect on the listing or trading of the Company’s common stock. The Company was delayed in its year-end closing process due to the matters described in the Company’s 12b-25. The Company will continue to work diligently to complete and file the Form 10-Q as soon as practicable and will work diligently to submit the Plan Update promptly and take the necessary steps to regain compliance as soon as practicable.

Item 7.01	Regulation FD Disclosure.
On May 21, 2024, the Company issued a press release disclosing the receipt of the Notice. A copy of the press release is being furnished herewith as Exhibit 99.1.
The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Caution Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or the negative of these words or similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Such forward-looking statements in this Current Report on Form 8-K include, without limitation, the Company’s expectations about the timing of the completion and filing of the Form 10-Q and statements regarding the Company’s submission of the Plan Update to regain compliance with the Rule. These forward-looking statements are based on estimates and information available to the Company as of the date hereof and are not guarantees of future performance. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the risks detailed in the Company’s SEC filings from time to time, including its Annual Report on Form 10-K for the year ending December 30, 2023, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on the Company’s website at www.infinera.com and the SEC’s website at www.sec.gov. The Company assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Infinera Corporation dated May 21, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: May 21, 2024	By:	/s/ NANCY ERBA
Nancy Erba Chief Financial Officer